EX-99.9

            UNCONDITIONAL REIMBURSEMENT AND INDEMNIFICATION AGREEMENT

                                                                 March ___, 2002
Joshua Tree Construction, Inc. (which
may become known as Nutritionary, Inc.)
3635 Boardman Canfield Road
Canfield, OH  44406
(Individually and collectively, "Nutritionary")

American Health and Diet Centers, Inc.
100 Lehigh Drive
Fairfield, NJ  07006
(Individually and collectively, "AHDC" and together with Nutritionary, "Obligor")

Keith Frankel
8 Henderson Drive
West Caldwell, New Jersey 07006
(Hereinafter referred to as "FRANKEL")

To induce FRANKEL to continue his guaranty (the "HUBCO Agreement") of certain debt of AHDC to Hudson United Bank for a limited period of time pursuant to the terms of the Stock Purchase Agreement (as hereinafter defined), Obligor hereby absolutely, irrevocably and unconditionally guarantees to FRANKEL and his successors, assigns and affiliates the timely payment and performance of all liabilities and obligations of AHDC to Hudson United Bank, and Obligor hereby agrees to indemnify and hold FRANKEL harmless from and against any and all liability under the HUBCO Agreement, and agrees that in the event, for any reason, FRANKEL is required to make any payments to Hudson United Bank under the HUBCO Agreement, Obligor shall immediately reimburse FRANKEL for such payments, together with any and all costs and expenses incurred in connection with such payments (collectively, the "Guaranteed Obligations"). This Unconditional Reimbursement and Indemnification Agreement (the "Agreement") is being delivered pursuant to that certain Stock Purchase Agreement dated as of March __, 2002 among Nutritionary, FRANKEL and Melvin Simon (as the same may be amended from time to time, the "Stock Purchase Agreement"), the terms of which are incorporated herein. Terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Stock Purchase Agreement. Notwithstanding anything in this Agreement to the contrary, in no event shall AHDC be relieved of its primary and direct responsibility for the payment of any and all indebtedness owning to Hudson United Bank.

Obligor further covenants and agrees:

GUARANTOR'S LIABILITY. This Agreement is a continuing and unconditional guaranty of payment and performance and not of collection. The parties to this Agreement are jointly and severally obligated hereunder. This Agreement does not impose any obligation on FRANKEL to extend or continue to extend credit or otherwise deal with the Obligor at any subsequent time. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded, avoided or for any other reason must be returned by FRANKEL, and the returned payment shall remain payable as part of the Guaranteed Obligations, all as though such payment had not been made. Except to the extent the provisions of this Agreement give FRANKEL additional rights, this Agreement shall not be deemed to supersede or replace any other guaranties given to FRANKEL by Obligor or any other obligations of Obligor to FRANKEL; and the obligations guaranteed hereby shall be in addition to any other obligations guaranteed by Obligor pursuant to any other agreement of guaranty given to FRANKEL and other guaranties of the Guaranteed Obligations and/or any other obligations of Obligor to FRANKEL.

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NO MODIFICATIONS.  Obligor agrees that in no event will any modifications  occur with respect to the debt owing from AHDC to Hudson United Bank.

WAIVERS AND ACKNOWLEDGMENTS. Obligor waives and releases the following rights, demands, and defenses Obligor may have with respect to FRANKEL and collection of the Guaranteed Obligations: (a) promptness and diligence in collection of any of the Guaranteed Obligations from any person liable thereon, and in foreclosure of any security interest and sale of any property serving as collateral for the Guaranteed Obligations; (b) any law or statute that requires that FRANKEL make demand upon, assert claims against, or collect from any persons or entities, foreclose any security interest, sell collateral, exhaust any remedies, or take any other action against any persons or entities prior to making demand upon, collecting from or taking action against Obligor with respect to the Guaranteed Obligations, including any such rights Obligor might otherwise have had under any applicable law; (c) any law or statute that requires that any person be joined in, notified of or made part of any action against Obligor; (d) that FRANKEL preserve, insure or perfect any security interest in collateral or sell or dispose of collateral in a particular manner or at a particular time, provided that FRANKEL's obligation to dispose of Collateral in a commercially reasonable manner is not waived hereby; (e) notice of extensions, modifications, renewals, or novations of the Guaranteed Obligations, of any new transactions or other relationships between FRANKEL, Obligor and/or any guarantor, and of changes in the financial condition of, ownership of, or business structure of Obligor or any other guarantor; (f) presentment, protest, notice of dishonor, notice of default, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale, and all other notices of any kind whatsoever; (g) the right to assert against FRANKEL any defense (legal or equitable), set-off, counterclaim, or claim that Obligor may have at any time against any party liable to FRANKEL; (h) all defenses relating to invalidity, insufficiency, unenforceability, enforcement, release or impairment of FRANKEL's lien on any collateral, or the Transaction Documents, or of any other guaranties held by FRANKEL; (i) any claim or defense that acceleration of maturity of the Guaranteed Obligations is stayed against Obligor because of the stay of assertion or of acceleration of claims against any other person or entity for any reason including the bankruptcy or insolvency of that person or entity; and (j) the benefit of any exemption claimed by Obligor. Obligor acknowledges and represents that Obligor has relied upon Obligor's own due diligence in making an independent appraisal of AHDC, AHDC's business affairs and financial condition, and any collateral; and Obligor will continue to be responsible for making an independent appraisal of such matters.

FINANCIAL CONDITION. Obligor warrants, represents and covenants to FRANKEL that on the date hereof: (a) the fair saleable value of Obligor's assets exceeds its liabilities, Obligor is meeting its current liabilities as they mature, and Obligor is and shall remain solvent; (b) all financial statements of Obligor furnished to FRANKEL are correct and accurately reflect the financial condition of Obligor as of the respective dates thereof; (c) since the date of such financial statements, there has not occurred a material adverse change in the financial condition of Obligor; and (d) there are not now pending any court or administrative proceedings or undischarged judgments against Obligor, no federal or state tax liens have been filed or threatened against Obligor, and Obligor is not in default or claimed default under any agreement.

APPLICATION OF PAYMENTS. Monies received from any source by FRANKEL for application toward payment of the Guaranteed Obligations may be applied to such Guaranteed Obligations in any manner or order deemed appropriate by FRANKEL.

DEFAULT. If any of the following events occur, an event of default ("Event of Default") under this Agreement shall exist: (a) failure of timely payment or performance of the Guaranteed Obligations or a default under any Transaction Document; (b) a breach of any agreement or representation contained or referred to in the Agreement, or any of the Transaction Documents, or contained in any other contract or agreement of Obligor with FRANKEL or his affiliates, whether now existing or hereafter arising; (c) at FRANKEL's option, any default in payment or performance of any obligation under any of the Transaction Documents or any other loans, contracts or agreements of Obligor, any Subsidiary or Affiliate of Obligor, any general partner of or the holder(s) of the majority ownership interests of Obligor with FRANKEL or his

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affiliates and/or any default under the guaranties of Obligor in favor of Melvin
Simon and/or any other documents executed and/or delivered in connection therewith ("Affiliate" shall have the meaning as defined in 11 U.S.C. ss. 101, except that the term "Obligor" shall be substituted for the term "Debtor" therein; "Subsidiary" shall mean any business in which Obligor holds, directly or indirectly, a controlling interest); (d) the death of, appointment of a guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or the commencement of any insolvency or bankruptcy proceeding by or against Obligor, its Subsidiaries or Affiliates, if any, or any general partner of or the holder(s) of the majority ownership interests of Obligor; (e) without prior written consent of FRANKEL, (i) a material alteration in the kind or type of Obligor's business or that of Obligor's Subsidiaries or Affiliates, if any; (ii) the sale of substantially all of the business or assets of Obligor, any of Obligor's Subsidiaries or Affiliates or any guarantor, or a material portion (10% or more) of such business or assets if such a sale is outside the ordinary course of business of Obligor, or any of Obligor's Subsidiaries or Affiliates or any guarantor; (iii) any transfer of any of the outstanding stock or voting power of AHDC or any transfer of more than 50% of the outstanding stock or voting power of Nutritionary, or any other Affiliate or Subsidiary (other than AHDC) in a single transaction or a series of transactions; (iv) the acquisition of substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity; or (v) should any of Obligor or any of Obligor's Subsidiaries or Affiliates or any guarantor enter into any merger or consolidation; (f) any representation or warranty given by Obligor in this Agreement, the Transaction Documents or any documents executed or provided in connection therewith or otherwise furnished by Obligor proves materially false or, if of a continuing nature becomes materially false; and/or
(g) a failure to comply with any of the terms of this Guaranty or any other Transaction Document.

If an Event of Default occurs, the Guaranteed Obligations shall be due immediately and payable without notice, and, FRANKEL may exercise any rights and remedies as provided in this Agreement and other Transaction Documents, or as provided at law or equity. Obligor shall pay interest on the Guaranteed Obligations from such Event of Default at the highest rate of interest charged on any of the Guaranteed Obligations.

ATTORNEYS' FEES AND OTHER COSTS OF COLLECTION. Obligor shall pay all of FRANKEL'S reasonable expenses incurred to enforce or collect any of the Guaranteed Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any suit, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

SUBORDINATION OF OTHER DEBTS. Obligor agrees: (a) to subordinate the obligations now or hereafter owed by either Obligor to the other ("Subordinated Debt") to any and all obligations of AHDC and/or Nutritionary to FRANKEL now or hereafter existing while this Agreement is in effect; (b) Obligor will either place a legend indicating such subordination on every note, ledger page or other document evidencing any part of the Subordinated Debt or deliver such documents to FRANKEL; and (c) except as permitted by this paragraph, Obligor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to Obligor, through error or otherwise, shall immediately be forwarded to FRANKEL by Obligor, properly endorsed to the order of FRANKEL, to apply to the Guaranteed Obligations.

MISCELLANEOUS. ASSIGNMENT. This Agreement and other Transaction Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. FRANKEL's interests in and rights under this Agreement and other Transaction Documents are freely assignable, in whole or in part, by FRANKEL. Obligor shall not assign its rights and interest hereunder without the prior written consent of FRANKEL, and any attempt by Obligor to assign without FRANKEL's prior written consent is null and void. Any assignment shall not release Obligor from the Guaranteed Obligations. APPLICABLE LAW; CONFLICT BETWEEN DOCUMENTS. This Agreement shall be governed by and construed under the laws of the state of New Jersey without regard to that state's conflict of laws principles. JURISDICTION. Obligor irrevocably agrees to non-exclusive personal jurisdiction

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in the state of New Jersey. SEVERABILITY.  If any provision of this Agreement or of the other Transaction Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement or other Transaction Documents. NOTICES. Any notices to Obligor shall be sufficiently given if in writing and mailed or delivered to Obligor's address shown above or such other address as provided hereunder, and to FRANKEL, if in writing and mailed or delivered to FRANKEL's office address shown above or such other address as FRANKEL may specify in writing from time to time. In the event that Obligor changes Obligor's address at any time prior to the date the Guaranteed Obligations are paid in full, Obligor agrees to promptly give written notice of said change of address to FRANKEL by registered or certified mail, return receipt requested, all charges prepaid. PLURAL; CAPTIONS. All references in the Transaction Documents to borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual person or entity. The captions contained in the Transaction Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Transaction Documents. AMENDMENTS, WAIVERS AND REMEDIES. No waivers, amendments or modifications of this Agreement and other Transaction Documents shall be valid unless in writing and signed by FRANKEL. No waiver by FRANKEL of any Event of Default shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion. Neither the failure nor any delay on the part of FRANKEL in exercising any right, power, or privilege granted pursuant to this Agreement and other Transaction Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise or the exercise of any other right, power or privilege. All remedies available to FRANKEL with respect to this Agreement and other Transaction Documents and remedies available at law or in equity shall be cumulative and may be pursued concurrently or successively. TRANSACTION DOCUMENTS. The term "Transaction Documents" refers to the $1,500,000 note dated of even date herewith given by Nutritionary in favor of FRANKEL, the guaranty of dated of even date herewith given by AHDC in favor of FRANKEL, the security agreement(s) dated of even date herewith given by Nutritionary and AHDC to FRANKEL, the pledge agreement dated of even date herewith given by Nutritionary to FRANKEL, the Stock Purchase Agreement, the reimbursement and indemnification agreement dated of even date herewith given by Obligor in favor of FRANKEL, and all documents executed in connection with or related to such documents or the Guaranteed Obligations and may include, without
limitation,  other  guaranty  agreements,   security  agreements,   instruments,
financing statements, mortgages, deeds of trust, deeds to secure debt, letters of credit and any amendments or supplements (excluding swap agreements as defined in 11 U.S. Code ss. 101).

IN WITNESS WHEREOF, Obligor, on the day and year first written above, has caused this Unconditional Reimbursement and Indemnification Agreement to be executed under seal.

                 JOSHUA TREE CONSTRUCTION, INC.
                 Taxpayer Identification Number:  _____________


                 By: ____________________________________(SEAL)

                 AMERICAN HEALTH AND DIET CENTERS, INC.
                 Taxpayer Identification Number:  _____________


                 By: ____________________________________(SEAL)